Exhibit 99.1

QUEST RESOURCE MANAGEMENT GROUP, LLC

FINANCIAL STATEMENTS

For the Years Ended

December 31, 2012 and 2011

INDEPENDENT AUDITOR’S REPORT

Board of Members

Quest Resource Management Group, LLC

Frisco, Texas

We have audited the accompanying consolidated financial statements of Quest Resource Management Group, LLC and its subsidiary, which comprise the consolidated balance sheets as of December 31, 2012 and 2011, and the related consolidated statements of operations, members’ equity, and cash flows for the years then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Quest Resource Management Group, LLC and its subsidiary as of December 31, 2012 and 2011, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ BDO USA, LLP

Phoenix, Arizona

April 1, 2013

QUEST RESOURCE MANAGEMENT GROUP, LLC

CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2012	2011
ASSETS
Current assets:
Cash and cash equivalents	$1,027,794	$2,190,797
Accounts receivable, less allowance for doubtful accounts of $200,246 and $167,251 at December 31, 2012 and 2011, respectively	19,464,986	22,029,840
Other current assets	225,858	624,113

Total current assets	20,718,638	24,844,750
Property and equipment, net	703,160	642,220
Goodwill	1,173,294	1,173,294
Intangible assets, net	180,265	79,640
Deposits	61,576	61,401

Total assets	$22,836,933	$26,801,305

LIABILITIES AND MEMBERS’ EQUITY
Current liabilities:
Accounts payable	$15,836,517	$23,014,479
Accrued expenses and other current liabilities	810,232	870,818
Deferred revenue	12,000	16,725
Line of credit	1,266,426	—

Total current liabilities	17,925,175	23,902,022

Total liabilities	17,925,175	23,902,022
Commitments and contingencies
Members’ equity:
Members’ units, 1,000,000 units authorized, issued and outstanding:
Total members’ equity	4,911,758	2,899,283

Total liabilities and members’ equity	$22,836,933	$26,801,305

The accompanying notes are an integral part of these consolidated statements.

QUEST RESOURCE MANAGEMENT GROUP, LLC

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year ended December 31,
	2012	2011
Net revenue	$130,621,675	$121,888,280
Cost of revenue	117,687,336	110,457,294

Gross profit	12,934,339	11,430,986
Operating expenses:
Selling, general and administrative	8,553,856	6,662,494
Depreciation and amortization	375,100	266,949
Gain on disposal of fixed assets	—	(12,746)

Total operating expenses	8,928,956	6,916,697

Operating income	4,005,383	4,514,289
Other income (expense):
Interest expense	(121,595)	(7,938)
Interest income	—	5,002

Total other expense, net	(121,595)	(2,936)

NET INCOME	$3,883,788	$4,511,353

The accompanying notes are an integral part of these consolidated statements.

QUEST RESOURCE MANAGEMENT GROUP, LLC

CONSOLIDATED STATEMENTS OF MEMBERS’ EQUITY

YEARS ENDED DECEMBER 31, 2012 AND 2011

Members’ Equity
Balance, December 31, 2010	$4,834,116
Distributions	(6,446,186)
Net income for the year ended December 31, 2011	4,511,353

Balance, December 31, 2011	2,899,283
Distributions	(1,871,313)
Net income for the year ended December 31, 2012	3,883,788

Balance, December 31, 2012	$4,911,758

The accompanying notes are an integral part of these consolidated statements.

QUEST RESOURCE MANAGEMENT GROUP, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year ended
	December 31,
	2012	2011
Operating activities:
Net income	$3,883,788	$4,511,353
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Provision for losses on accounts receivable	32,995	47,907
Depreciation	318,572	233,994
Amortization	56,528	32,955
Gain on lease termination	—	(12,746)
Changes in operating assets and liabilities:
Accounts receivable	2,531,859	(5,114,786)
Other current assets	291,324	(471,369)
Deposits	(175)	—
Accounts payable	(7,177,962)	7,122,522
Accrued expenses and other current liabilities	(60,586)	17,583
Deferred revenue	(4,725)	2,875

Net cash provided by (used in) operating activities	(128,382)	6,370,288

Investing activities:
Purchase of property and equipment	(272,581)	(65,596)
Purchase of customer contracts	(157,153)	—

Net cash used in investing activities	(429,734)	(65,596)

Financing activities:
Proceeds from line of credit	7,650,000	—
Repayments to line of credit	(6,383,574)
Repayments to related party note payable	—	(155,000)
Repayments of long-term debt	—	(123,888)
Distributions to Members	(1,871,313)	(6,446,186)

Net cash used in financing activities	(604,887)	(6,725,074)

Net decrease in cash and cash equivalents	(1,163,003)	(420,382)
Cash and cash equivalents, beginning of period	2,190,797	2,611,179

Cash and cash equivalents, end of period	$1,027,794	$2,190,797

Supplemental cash flow information:
Cash paid for interest	$116,415	$7,938

The accompanying notes are an integral part of these consolidated statements.

QUEST RESOURCE MANAGEMENT GROUP, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. DESCRIPTION OF BUSINESS

Quest Resource Management Group, LLC, formerly Quest Recycling Services, LLC, (the “Company”) was originally formed in the State of Florida on March 13, 2007 and subsequently converted to a Delaware limited liability company on April 6, 2009. On May 23, 2012 Quest Recycling Services, LLC changed its name to Quest Resource Management Group, LLC to reflect the expanding scope of its business. Its principal offices are located in Frisco, Texas. The Company is primarily in the business of offering its customers full-service recycling and waste stream management solutions.

Landfill Diversion Innovations, LLC, the Company’s wholly-owned subsidiary, was formed July 10, 2009. It is in the business of diverting waste from landfills by developing targeted programs, such as its Sustainable Selections Program that seeks to reduce the amount of produce, bakery and deli waste, and expired dairy products in the landfill by redistributing these food products to animal care providers.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Landfill Diversion Innovations, LLC. Intercompany profits, transactions, and balances among consolidated entities have been eliminated from the consolidated financial statements.

Use of Estimates

The process of preparing financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingencies at the date of the financial statements and reported amounts of revenues and expenses for the period. Actual results could materially differ from these estimates. Significant estimates include, but are not limited to, the evaluation of goodwill and intangible assets for impairment, effective lives and depreciation method of equipment and collectability of accounts receivable.

Cash and Cash Equivalents

Cash and cash equivalents are maintained at financial institutions and, at times, those balances may exceed federally insured limits. The Company has never experienced any losses related to these balances. All of the Company’s non-interest bearing cash balances were fully insured at December 31, 2012 due to a temporary federal program in effect from December 31, 2010 through December 31, 2012. Under the program, there is no limit to the amount of insurance for eligible accounts. Beginning 2013, insurance coverage will revert to $250,000 per depositor at each financial institution, and out non-interest bearing cash balances may again exceed federally insured limits.

Accounts Receivable

Accounts receivable represent the uncollected portion of amounts recorded as sales and billed to customers. The allowance for doubtful accounts is maintained for estimated losses resulting from the inability of customers to make required payments. These allowances are based on both recent trends of customers estimated to be a greater credit risk as well as general trends of the entire customer pool. The Company generally considers accounts receivable to be fully collectible. On a case by case basis, the Company reviews accounts greater than 90 days past due and records an allowance for balances as deemed necessary. If amounts become uncollectible, they will be charged to the allowance account when that determination is made. Trade credit is generally extended on a short-term basis, is not collateralized, and does not bear interest.

QUEST RESOURCE MANAGEMENT GROUP, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Property and Equipment

Property and equipment is stated at cost less accumulated depreciation. Betterments or renewals are capitalized when they are incurred. Maintenance and repairs which do not improve or extend the life of the respective asset are expensed as incurred. When property and equipment are retired, sold, or otherwise disposed of, the asset’s carrying amount and related accumulated depreciation are removed from the accounts and any gain or loss is recorded in the period incurred. Depreciation and amortization of property and equipment commences when the assets are placed in service on a straight-line basis over the estimated useful lives as follows:

Useful lives
Vehicles	7 years
Machinery & Equipment	2-5 years
Furniture & Fixtures	7 years
Computer Equipment	5 years
Leasehold Improvements	Remaining life of applicable lease

The Company reviews the carrying value of property and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets. The factors considered by management in performing this assessment include current operating results, trends, and prospects, as well as the effects of obsolescence, demand, competition, and other economic factors.

Goodwill

Goodwill is not amortized; however the Company annually evaluates qualitative factors to determine whether it is more likely than not that the fair value of the reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step quantitative goodwill impairment test as of December 31, 2012 and 2011. The Company’s test of goodwill by assessing the qualitative factors requires judgment in evaluating economic conditions, industry and market conditions, cost factors and entity-specific events, including overall financial performance. After evaluating these qualitative factors as of December 31, 2012 and 2011, the Company determined that it was more likely than not that the fair value exceeded the carrying amount and that it was not necessary to perform a two-step quantitative goodwill impairment test. The Company will continue to evaluate goodwill for potential impairment based upon any changes to the Company’s operations or its operating business environment.

QUEST RESOURCE MANAGEMENT GROUP, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Intangible Assets

Intangible assets (other than goodwill) primarily consist of capitalized expenditures associated with applying for the many patents associated with the Super Truck concept and costs related to acquired customer relationships. Intangible assets are carried at cost less accumulated amortization and are amortized using the straight-line method over the estimated useful lives of the respective assets. The capitalized expenditures and costs do not include development of technology, which is expensed as incurred.

The Company evaluates the recoverability of identifiable, finite lived intangible assets whenever events or changes in circumstances indicate that an intangible asset’s carrying amount may not be recoverable. Such circumstances could include, but are not limited to (1) a significant decrease in the market value of an asset, (2) a significant adverse change in the extent or manner in which an asset is used, or (3) an accumulation of costs significantly in excess of the amount originally expected for the acquisition of an asset. The Company measures the carrying amount of the asset against the estimated undiscounted future cash flows associated with it. Should the sum of the expected future net cash flows be less than the carrying value of the asset being evaluated, an impairment loss would be recognized. The impairment loss would be calculated as the amount by which the carrying value of the asset exceeds its fair value. The fair value is measured based on quoted market prices, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including the discounted value of estimated future cash flows. The evaluation of asset impairment requires the Company to make assumptions about future cash flows over the life of the asset being evaluated. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts.

Income taxes

The Company is organized as a Texas limited liability company and federal income tax is paid by the members of the Company, not the Company itself. Therefore, no provision or liability for federal income tax has been included in the financial statements. The Company is subject to Texas margin tax. The Company continues to remain subject to examination by the Texas state authority for the years 2009 through 2012. Certain other states impose entity level taxes on the Company based on the Company’s relative apportionment to those states and the tax rates applied, which are minimal.

Credit Risk

Management believes that its contract acceptance, billing and collection policies are adequate to minimize potential credit risk. The Company continuously evaluates the credit worthiness of its customers’ financial condition and generally does not require collateral.

Revenue recognition

Revenues are generated primarily from recycling management services related to used motor oil, oil filters, scrap tires, cooking oil, and expired food products. The Company recognizes revenue at the time services are performed and only when the following have occurred:

•	Persuasive evidence of an arrangement exists – The Company documents all terms of an arrangement in a written contract signed by the customer prior to revenue recognition.

•	Services have been performed – The Company performs all services prior to recognizing revenues; recycling management services are considered to be performed when the recyclables and disposables have been adequately removed from the customer’s site, as evidenced by authorization from the customer.

•	The fee for the arrangement is fixed or determinable – Prior to recognizing revenue, a customer’s fee is either fixed or determinable under the terms of the written contract. The Company often provides its recycling management services on a management fee basis, which can either be on a fixed-fee basis depending on the volume of recycled or disposed of material or on a cost-plus basis.

QUEST RESOURCE MANAGEMENT GROUP, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

•	Collectability is reasonably assured—The Company determines that collectability is reasonably assured prior to recognizing revenue. Collectability is assessed on a customer by customer basis based on criteria outlined by management. New customers are subject to a credit review process, which evaluates the customer’s financial position and ultimately its ability to pay. The Company does not enter into arrangements unless collectability is reasonably assured at the outset. Existing customers are subject to ongoing credit evaluations based on payment history and other factors. If it is determined during the arrangement that collectability is not reasonably assured, revenue will be recognized on a cash basis. Currently, the Company derives most of its income from one large retail account that has substantial financial resources. As such, collectability is not considered to be a significant risk to the Company.

The Company utilizes third-party subcontractors to execute the collection, transport, and recycling or disposal of used motor oil, oil filters, scrap tires, cooking oil, and expired food products. The Company evaluates the criteria outlined in the Financial Accounting Standards Board (“FASB”) ASC Subtopic 605-45, Revenue Recognition—Principal Agent Considerations, in determining whether it is appropriate to record the gross amount of service revenues and related costs or the net amount earned as management fees. Generally, when the Company is primarily obligated in a transaction, has latitude in establishing prices and selecting suppliers, has credit risk, or has several but not all of these indicators, revenue is recorded gross. In a situation where the Company is not primarily obligated and amounts earned are determined using a fixed percentage, a fixed-payment schedule, or a combination of the two, the Company would record the net amounts as management fees earned. Currently the Company has no net contracts. At this time, amounts collected from customers for sales tax are recorded on a net basis.

Advertising and marketing

The Company’s advertising and marketing costs are charged to expense when incurred. During the years ended December 31, 2012 and 2011, advertising expense totaled $117,784 and $144,100 respectively.

Deferred Rent

In accordance with generally accepted accounting principles, the Company records monthly rent expense equal to the total of the payments due over the lease term, divided by the number of months of the lease term. The difference between rent expense recorded and the amount paid is charged to deferred rent and included in accrued liabilities on the balance sheet.

Fair Value Measurements and Financial Instruments

The accounting guidance for fair value measurements establishes a three-tier fair value hierarchy, which classifies the inputs used in measuring fair value. These tiers include:

Level 1, defined as observable inputs such as quoted market prices for identical instruments in active markets; Level 2, defined as inputs other than quoted market prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore, requiring an entity to develop its own assumptions.

Cash equivalents, accounts receivables, and accounts payable approximated their fair values at December 31, 2012 and 2011 due to the short maturities. The carrying amount of the line of credit is estimated to approximate fair value as the actual interest rate is consistent with the rate estimated for debt of similar term and remaining maturity.

QUEST RESOURCE MANAGEMENT GROUP, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Reclassifications

Certain balances in the 2011 financial statements have been reclassified to be consistent with the current presentation.

NOTE 3. ACCOUNTS RECEIVABLE

Accounts receivable consist of the following at December 31, 2012 and 2011:

	2012	2011
Fees billed to customers	$18,172,850	$19,575,089
Fees unbilled for services rendered	1,492,382	2,622,002

	19,665,232	22,197,091
Less: Allowance for doubtful accounts	(200,246)	(167,251)

	$19,464,986	$22,029,840

NOTE 4. PROPERTY AND EQUIPMENT

Property and equipment, net of accumulated depreciation consist of the following at December 31, 2012 and 2011:

	2012	2011
Vehicles	$559,984	$508,373
Machinery and equipment	459,804	249,773
Furniture and fixtures	142,550	138,130
Computer equipment	551,230	428,206
Leasehold improvements	12,363	12,362
Work in progress	481	10,056

	1,726,412	1,346,900
Less: Accumulated depreciation	(1,023,252)	(704,680)

	$703,160	$642,220

Depreciation expense for the years ended December 31, 2012 and 2011 was $318,572 and $233,994 respectively.

QUEST RESOURCE MANAGEMENT GROUP, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5. INTANGIBLE ASSETS

The components of intangible assets are as follows:

	Estimated Useful Life	Gross Carrying Amount	Accumulated Amortization	Net
December 31, 2012
Finite lived intangible assets:
Trademarks and Patents	7 years	$11,450	$9,133	$2,317
Super Truck Concept	7 years	219,233	174,865	44,368
Customer List	5 years	157,153	23,573	133,580

Total intangible assets		$387,836	$207,571	$180,265

Goodwill	Indefinite	$1,173,294		$1,173,294
December 31, 2011
Finite lived intangible assets:
Trademarks and Patents	7 years	$11,450	$7,497	$3,953
Super Truck Concept	7 years	219,233	143,546	75,687

Total intangible assets		$230,683	$151,043	$79,640

Goodwill	Indefinite	$1,173,294		$1,173,294

The Company has no indefinite-lived intangible assets other than goodwill. Amortization is computed using the straight-line method over the estimated useful lives. Amortization expense related to intangible assets was $56,528 and $32,955 in 2012 and 2011, respectively. Goodwill is not deductible for tax purposes.

As of December 31, 2012 and 2011, the weighted average remaining useful life of intangibles was approximately 3.5 and 2.4 years, respectively.

The estimated amortization expense for each of the four succeeding years as of December 31, 2012 is as follows:

For the year ending December 31,
2013	$64,386
2014	45,162
2015	31,431
2016	39,286

$180,265

QUEST RESOURCE MANAGEMENT GROUP, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6. OPERATING LEASES

The Company is obligated, as lessee, under non-cancelable operating leases for office spaces that expire at various times through 2015. Minimum rent payments under operating leases are recognized for expense purposes on a straight-line basis over the term of the lease including any periods of free rent. Rental expense for the years ended December 31, 2012 and 2011 was $264,016 and $269,600 respectively. Future minimum operating lease payments with initial or remaining terms of one year or more are as follows:

For the year ending December 31,
2013	$245,105
2014	249,480
2015	189,540

$684,125

NOTE 7. DEBT

Line of Credit

On December 15, 2010, the Company entered into a Revolving Credit Note and Loan Agreement with Regions Bank (“Regions”), a national banking association. This agreement provides the Company with a loan facility up to $10,000,000 to provide a source of working capital with advances generally limited to 60% of eligible accounts receivable from the Company’s largest customer and 85% of all other eligible accounts receivable. The interest on the outstanding principal amount will accrue daily and be paid monthly based on a fluctuating interest rate per annum which is the base rate plus 1.50% (4.75% as of December 31, 2012). The base rate for any day is the greater of (a) the Federal funds rate plus one-half of 1%, (b) the Regions published effective prime rate or (c) the Eurodollar rate for such day based on an interest period of one month. To secure the amounts due under the agreement, the Company granted Regions a security interest in all of its assets. The Company had $1,266,426 outstanding and approximately $8,000,000 available to be borrowed as of December 31, 2012. Any amount remaining outstanding on December 15, 2013, will become due on that date.

NOTE 8. ACCRUED EXPENSES

Accrued expenses consist of the following at December 31, 2012 and 2011:

	2012	2011
Compensation	$785,551	$785,243
Professional fees	—	55,374
Rent	15,107	11,354
Other	9,574	18,847

	$810,232	$870,818

NOTE 9. EMPLOYEE BENEFIT PLAN

Effective January 1, 2008, the Company established a defined contribution 401(k) savings plan for its full time employees with a minimum of 90 days of service. Employees may contribute up to an amount as permitted by the Internal Revenue Service and the Plan. The Company may contribute a matching amount of a participant’s compensation. During the years ended December 31, 2012 and 2011, the Company made contributions to the plan in the amount of $95,310 and $93,211 respectively.

QUEST RESOURCE MANAGEMENT GROUP, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10. MEMBERS’ EQUITY

Earnings and losses are allocated to each member based on the member’s sharing percentage as defined in the membership agreement. Additionally voting rights are allocated under the same sharing percentage.

NOTE 11. CONCENTRATIONS

The Company does a significant amount of its total business with one customer. During the year ended December 31, 2012, the Company derived approximately 89% of its revenue from this customer. As of December 31, 2012, approximately 71% of accounts receivable was due from this customer. During the year ended December 31, 2011, the Company derived approximately 94% of its revenue from this customer. As of December 31, 2011, approximately 82% of accounts receivable was due from this customer.

NOTE 12. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Company is party to various claims incidental to its business. In the opinion of management, the ultimate resolution of such matters, individually and in the aggregate, are not expected to have a material adverse impact on the accompanying consolidated financial statements.

NOTE 13. RELATED PARTY TRANSACTIONS

Effective April 15, 2012, the Company entered into a month-to-month lease with Brian Dick, the Company’s Chief Executive Officer, for a condominium located in Rogers, Arkansas to utilize for the Company’s employees during frequent business trips to the area. The monthly rent of $1,600 is payable in advance on the first day of each month. The lease may be terminated by either party with thirty days written notice.

NOTE 14. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through April 1, 2013, which is the date the consolidated financial statements were available for issuance, noting the following:

Effective January 15, 2013, Quest Resources Group, LLC (“QRG”) entered into an Option Agreement with Earth911, Inc. (“Earth911), a wholly owned subsidiary of Infinity Resources Holdings Corp. (OTCQB: IRHC) (“Infinity”), to acquire from QRG the remaining 50% issued and outstanding membership interests of the Company not already held by Earth911. Upon exercise of the option, Quest would become a wholly owned subsidiary of Earth911. The Option Agreement shall terminate automatically if Earth911 has not exercised the option and the closing has not occurred on or before April 30, 2013 (subject to extension or such later date as shall have been agreed to by the parties). Upon the exercise of the option, the Company’s Chief Executive Officer will enter into a five-year employment agreement and the Company’s President will enter into a five-year consulting agreement. Both will enter into six-year non-competition agreements.

QUEST RESOURCE MANAGEMENT GROUP, LLC

UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the Six Months Ended

June 30, 2013 and 2012

QUEST RESOURCE MANAGEMENT GROUP, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders of

Infinity Resources Holdings Corp.

Scottsdale, Arizona

We have reviewed the condensed consolidated balance sheet of Quest Resource Management Group, LLC as of June 30, 2013, and the related condensed consolidated statements of operations and cash flows for the six-month periods ended June 30, 2013 and 2012, and the statement of members’ equity for the six-month period ended June 30, 2013 included in the accompanying Securities and Exchange Commission Form 8-K/A. These interim financial statements are the responsibility of the Company’s management.

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the condensed consolidated financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

/s/ Semple, Marchal & Cooper, LLP

Certified Public Accountants

Phoenix, Arizona

August 14, 2013

QUEST RESOURCE MANAGEMENT GROUP, LLC

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET

June 30, 2013
(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$1,956,380
Accounts receivable, less allowance for doubtful accounts of $255,128 as of June 30, 2013	21,137,809
Prepaid expenses and other assets	481,165

Total current assets	23,575,354
Property and equipment, net	657,103
Goodwill	1,173,294
Intangible assets, net	148,072
Security deposits and other assets	119,513

Total assets	$25,673,336

LIABILITIES AND MEMBERS’ EQUITY
Current liabilities:
Accounts payable	$18,525,579
Accrued liabilities	480,524
Deferred revenue	12,327
Line of credit	2,250,000

Total current liabilities	21,268,430

Total liabilities	21,268,430

Members’ equity:
Members’ units, 1,000,000 units authorized, issued and outstanding:
Total members’ equity	4,404,906

Total liabilities and members’ equity	$25,673,336

The accompanying notes are an integral part of these condensed consolidated statements.

1

QUEST RESOURCE MANAGEMENT GROUP, LLC

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Six Months Ended June 30,
	2013	2012
	(Unaudited)	(Unaudited)
Revenues	$62,904,852	$66,129,578
Cost of revenue	57,035,444	59,313,940

Gross profit	5,869,408	6,815,638

Operating expenses:
Selling, general and administrative	4,477,595	4,368,833
Depreciation and amortization	185,835	181,077

Total operating expenses	4,663,430	4,549,910

Operating income	1,205,978	2,265,728
Other expense:
Interest expense	(48,076)	(13,069)

Total other expense, net	(48,076)	(13,069)

Net Income	$1,157,902	$2,252,659

The accompanying notes are an integral part of these condensed consolidated statements.

2

QUEST RESOURCE MANAGEMENT GROUP, LLC

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF MEMBERS’ EQUITY

SIX MONTHS ENDED JUNE 30, 2013

Members’
Equity
(Unaudited)
Balance, December 31, 2011	2,899,283
Distributions	(1,871,313)
Net income for the year ended December 31, 2012	3,883,788

Balance, December 31, 2012	$4,911,758

Distributions	(1,664,754)
Net income for the year to date June 30, 2013	1,157,902

Balance, June 30, 2013	$4,404,906

The accompanying notes are an integral part of these condensed consolidated statements.

3

QUEST RESOURCE MANAGEMENT GROUP, LLC

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six months ended June 30,
	2013	2012
	(Unaudited)	(Unaudited)
Operating activities:
Net income	$1,157,902	$2,252,659
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Provision for losses on accounts receivable	56,455	32,764
Depreciation	153,642	164,599
Amortization	32,192	16,477
Accounts receivable	(1,729,278)	(1,598,321)
Inventories	—	(25,288)
Other current assets	(255,307)	161,160
Deposits	(57,937)	—
Accounts payable	2,689,068	(3,816,586)
Accrued expenses and other current liabilities	(329,713)	(345,726)
Deferred revenue	327	(1,742)

Net cash provided by (used in) operating activities	1,717,351	(3,160,004)

Investing activities:
Purchase of property and equipment	(107,585)	(225,705)
Purchase of customer contracts	—	(157,153)

Net cash used in investing activities	(107,585)	(382,858)

Financing activities:
Proceeds from line of credit	983,574	3,300,000
Distributions to Members	(1,664,754)	(1,271,313)

Net cash provided by (used in) financing activities	(681,180)	2,028,687

Net increase (decrease) in cash and cash equivalents	928,586	(1,514,175)
Cash and cash equivalents, beginning of period	1,027,794	2,190,797

Cash and cash equivalents, end of period	$1,956,380	$676,622

Supplemental cash flow information:
Cash paid for interest	$48,076	$13,070

The accompanying notes are an integral part of these condensed consolidated statements.

4

QUEST RESOURCE MANAGEMENT GROUP, LLC

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. DESCRIPTION OF BUSINESS

Quest Resource Management Group, LLC, formerly Quest Recycling Services, LLC, (the “Company”) was originally formed in the State of Florida on March 13, 2007 and subsequently converted to a Delaware limited liability company on April 6, 2009. On May 23, 2012 Quest Recycling Services, LLC changed its name to Quest Resource Management Group, LLC to reflect the expanding scope of its business. Its principal offices are located in Frisco, Texas. The Company is primarily in the business of offering its customers full-service recycling and waste stream management solutions.

Landfill Diversion Innovations, LLC, the Company’s wholly-owned subsidiary, was formed July 10, 2009. It is in the business of diverting waste from landfills by developing targeted programs, such as its Sustainable Selections Program that seeks to reduce the amount of produce, bakery and deli waste, and expired dairy products in the landfill by redistributing these food products to animal care providers.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation and Basis of Presentation

The condensed consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Landfill Diversion Innovations, LLC. Intercompany profits, transactions, and balances among consolidated entities have been eliminated from the consolidated financial statements.

The condensed consolidated financial statements included herein have been prepared by the Company without audit, pursuant to the rules and regulations of the United States Securities and Exchange Commission (“SEC”) and should be read in conjunction with the audited financial statements for the year ended December 31, 2012. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) have been condensed or omitted, as permitted by the SEC, although we believe the disclosures that are made are adequate to make the information presented herein not misleading.

Use of Estimates

The process of preparing financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingencies at the date of the financial statements and reported amounts of revenues and expenses for the period. Actual results could materially differ from these estimates. Significant estimates include, but are not limited to, the evaluation of goodwill and intangible assets for impairment, effective lives and depreciation method of equipment and collectability of accounts receivable.

Cash and Cash Equivalents

Cash and cash equivalents are maintained at financial institutions and, at times, those balances may exceed federally insured limits. We have never experienced any losses related to these balances, nor do we believe that we have significant risk in this area.

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QUEST RESOURCE MANAGEMENT GROUP, LLC

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Accounts Receivable

Accounts receivable represent the uncollected portion of amounts recorded as sales and billed to customers. The allowance for doubtful accounts is maintained for estimated losses resulting from the inability of customers to make required payments. These allowances are based on both recent trends of customers estimated to be a greater credit risk as well as general trends of the entire customer pool. The Company generally considers accounts receivable to be fully collectible. On a case by case basis, the Company reviews accounts greater than 90 days past due and records an allowance for balances as deemed necessary. If amounts become uncollectible, they will be charged to the allowance account when that determination is made. Trade credit is generally extended on a short-term basis, is not collateralized, and does not bear interest.

Property and Equipment

Property and equipment is stated at cost less accumulated depreciation. Betterments or renewals are capitalized when they are incurred. Maintenance and repairs which do not improve or extend the life of the respective asset are expensed as incurred. When property and equipment are retired, sold, or otherwise disposed of, the asset’s carrying amount and related accumulated depreciation are removed from the accounts and any gain or loss is recorded in the period incurred. Depreciation and amortization of property and equipment commences when the assets are placed in service on a straight-line basis over the estimated useful lives as follows:

Useful lives
Vehicles	7 years
Machinery & Equipment	2-5 years
Furniture & Fixtures	7 years
Computer Equipment	5 years
Leasehold Improvements	Remaining life of applicable lease

The Company reviews the carrying value of property and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets. The factors considered by management in performing this assessment include current operating results, trends, and prospects, as well as the effects of obsolescence, demand, competition, and other economic factors.

Goodwill

Goodwill is not amortized; however the Company annually evaluates qualitative factors to determine whether it is more likely than not that the fair value of the reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step quantitative goodwill impairment test. The Company’s test of goodwill by assessing the qualitative factors requires judgment in evaluating economic conditions, industry and market conditions, cost factors and entity-specific events, including overall financial performance. After evaluating these qualitative factors as of December 31, 2012, we determined that it was more likely than not that the fair value exceeded the carrying amount and that it was not necessary to perform a two-step quantitative goodwill impairment test. The Company will continue to evaluate goodwill for potential impairment based upon any changes to the Company’s operations or its operating business environment.

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QUEST RESOURCE MANAGEMENT GROUP, LLC

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Intangible Assets

Intangible assets (other than goodwill) primarily consist of capitalized expenditures associated with applying for the many patents associated with the Super Truck concept and costs related to acquired customer relationships. Intangible assets are carried at cost less accumulated amortization and are amortized using the straight-line method over the estimated useful lives of the respective assets. The capitalized expenditures and costs do not include development of technology, which is expensed as incurred.

The Company evaluates the recoverability of identifiable, finite lived intangible assets whenever events or changes in circumstances indicate that an intangible asset’s carrying amount may not be recoverable. Such circumstances could include, but are not limited to (1) a significant decrease in the market value of an asset, (2) a significant adverse change in the extent or manner in which an asset is used, or (3) an accumulation of costs significantly in excess of the amount originally expected for the acquisition of an asset. The Company measures the carrying amount of the asset against the estimated undiscounted future cash flows associated with it. Should the sum of the expected future net cash flows be less than the carrying value of the asset being evaluated, an impairment loss would be recognized. The impairment loss would be calculated as the amount by which the carrying value of the asset exceeds its fair value. The fair value is measured based on quoted market prices, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including the discounted value of estimated future cash flows. The evaluation of asset impairment requires the Company to make assumptions about future cash flows over the life of the asset being evaluated. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts.

Income taxes

The Company is organized as a Texas limited liability company and federal income tax is paid by the members of the Company, not the Company itself. Therefore, no provision or liability for federal income tax has been included in the financial statements. The Company is subject to Texas margin tax. The Company continues to remain subject to examination by the Texas state authority for the years 2009 through 2013. Certain other states impose entity level taxes on the Company based on the Company’s relative apportionment to those states and the tax rates applied, which are minimal.

Credit Risk

Management believes that its contract acceptance, billing and collection policies are adequate to minimize potential credit risk. The Company continuously evaluates the credit worthiness of its customers’ financial condition and generally do not require collateral.

Revenue recognition

Revenues are generated primarily from recycling management services related to used motor oil, oil filters, scrap tires, cooking oil, and expired food products. The Company recognizes revenue at the time services are performed and only when the following have occurred:

•	Persuasive evidence of an arrangement exists – The Company documents all terms of an arrangement in a written contract signed by the customer prior to revenue recognition.

•	Services have been performed – The Company performs all services prior to recognizing revenues; recycling management services are considered to be performed when the recyclables and disposables have been adequately removed from the customer’s site, as evidenced by authorization from the customer.

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QUEST RESOURCE MANAGEMENT GROUP, LLC

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

•	The fee for the arrangement is fixed or determinable – Prior to recognizing revenue, a customer’s fee is either fixed or determinable under the terms of the written contract. The Company often provides its recycling management services on a management fee basis, which can either be on a fixed-fee basis depending on the volume of recycled or disposed of material or on a cost-plus basis.

•	Collectability is reasonably assured – The Company determines that collectability is reasonably assured prior to recognizing revenue. Collectability is assessed on a customer by customer basis based on criteria outlined by management. New customers are subject to a credit review process, which evaluates the customer’s financial position and ultimately its ability to pay. The Company does not enter into arrangements unless collectability is reasonably assured at the outset. Existing customers are subject to ongoing credit evaluations based on payment history and other factors. If it is determined during the arrangement that collectability is not reasonably assured, revenue will be recognized on a cash basis. Currently, the Company derives most of its income from one large retail account that has substantial financial resources. As such, collectability is not considered to be a significant risk to the Company.

The Company utilizes third-party subcontractors to execute the collection, transport, and recycling or disposal of used motor oil, oil filters, scrap tires, cooking oil, and expired food products. The Company evaluates the criteria outlined in the Financial Accounting Standards Board (“FASB”) ASC Subtopic 605-45, Revenue Recognition—Principal Agent Considerations, in determining whether it is appropriate to record the gross amount of service revenues and related costs or the net amount earned as management fees. Generally, when the Company is primarily obligated in a transaction, has latitude in establishing prices and selecting suppliers, has credit risk, or has several but not all of these indicators, revenue is recorded gross. In a situation where the Company is not primarily obligated and amounts earned are determined using a fixed percentage, a fixed-payment schedule, or a combination of the two, the Company would record the net amounts as management fees earned. Currently the Company has no net contracts. At this time, amounts collected from customers for sales tax are recorded on a net basis.

Advertising and marketing

The Company’s advertising and marketing costs are charged to expense when incurred. During the six months ended June 30, 2013 and 2012, advertising expense totaled $32,136 and $72,362 respectively.

Deferred Rent

In accordance with generally accepted accounting principles, the Company records monthly rent expense equal to the total of the payments due over the lease term, divided by the number of months of the lease term. The difference between rent expense recorded and the amount paid is charged to deferred rent and included in accrued liabilities on the balance sheet.

Fair Value Measurements and Financial Instruments

The accounting guidance for fair value measurements establishes a three-tier fair value hierarchy, which classifies the inputs used in measuring fair value. These tiers include:

Level 1, defined as observable inputs such as quoted market prices for identical instruments in active markets; Level 2, defined as inputs other than quoted market prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore, requiring an entity to develop its own assumptions.

Cash equivalents, accounts receivables, and accounts payable approximated their fair values at June 30, 2013 due to the short maturities. The carrying amount of the line of credit is estimated to approximate fair value as the actual interest rate is consistent with the rate estimated for debt of similar term and remaining maturity.

8

QUEST RESOURCE MANAGEMENT GROUP, LLC

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3. ACCOUNTS RECEIVABLE

Accounts receivable consist of the following at June 30, 2013:

June 30, 2013
Fees billed to customers	$18,076,558
Fees unbilled for services rendered	3,316,379

21,392,937
Less: Allowance for doubtful accounts	(255,128)

$21,137,809

NOTE 4. PROPERTY AND EQUIPMENT

Property and equipment, net of accumulated depreciation consist of the following at June 30, 2013:

June 30, 2013
Vehicles	$559,984
Machinery and equipment	459,804
Furniture and fixtures	143,491
Computer equipment	653,690
Leasehold improvements	12,363
Work in progress	4,665

1,833,997
Less: Accumulated depreciation	(1,176,894)

$657,103

Depreciation expense for the six months ended June 30, 2013 and 2012 was $153,642 and $164,599 respectively.

NOTE 5. INTANGIBLE ASSETS

The components of intangible assets are as follows:

	Estimated Useful Life	Gross Carrying Amount	Accumulated Amortization	Net
June 30, 2013
Finite lived intangible assets:
Trademarks and Patents	7 years	$11,450	$9,951	$1,499
Super Truck Concept	7 years	219,233	190,525	28,708
Customer List	5 years	157,153	39,288	117,865

Total intangible assets		$387,836	$239,764	$148,072

Goodwill	Indefinite	$1,173,294		$1,173,294

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QUEST RESOURCE MANAGEMENT GROUP, LLC

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The Company has no indefinite-lived intangible assets other than goodwill. Amortization is computed using the straight-line method over the estimated useful lives. Amortization expense related to intangible assets was $32,193 and $16,477 for the six months ended June 30, 2013 and 2012, respectively. Goodwill is not deductible for tax purposes.

As of June 30, 2013, the weighted average remaining useful life of intangibles was approximately 3 years.

The estimated amortization expense for each of the four succeeding years and thereafter as of December 31, 2012 is as follows:

For the year ending December 31,
2013	$64,386
2014	45,162
2015	31,431
2016	39,286

$180,265

NOTE 6. OPERATING LEASES

The Company is obligated, as lessee, under non-cancelable operating leases for office spaces that expire at various times through 2015. Minimum rent payments under operating leases are recognized for expense purposes on a straight-line basis over the term of the lease including any periods of free rent. Rental expense for the six months ended June 30, 2013 and 2012 was $132,804 and $131,543 respectively. Future minimum operating lease payments with initial or remaining terms of one year or more are as follows:

For the year ending December 31,
2013	$245,105
2014	249,480
2015	189,540

$684,125

NOTE 7. DEBT

Line of Credit

On December 15, 2010, the Company entered into a Revolving Credit Note and Loan Agreement with Regions Bank (“Regions”), a national banking association. This agreement provides the Company with a loan facility up to $10,000,000 to provide a source of working capital with advances generally limited to 60% of eligible accounts receivable from the Company’s largest customer and 85% of all other eligible accounts receivable. The interest on the outstanding principal amount will accrue daily and be paid monthly based on a fluctuating interest rate per annum which is the base rate plus 1.50% (4.75% as of June 30, 2013). The base rate for any day is the greater of (a) the Federal funds rate plus one-half of 1%, (b) the Regions published effective prime rate or (c) the Eurodollar rate for such day based on an interest period of one month. To secure the amounts due under the agreement, the Company granted Regions a security interest in all of its assets. The Company had $2,250,000 outstanding and approximately $3,700,000 available to be borrowed as of June 30, 2013. Any amount remaining outstanding on December 15, 2013, will become due on that date.

10

QUEST RESOURCE MANAGEMENT GROUP, LLC

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8. ACCRUED LIABILITIES

Accrued liabilities consist of the following at June 30, 2013:

June 30, 2013
Compensation	$397,318
Rent	15,080
Other	68,126

$480,524

NOTE 9. EMPLOYEE BENEFIT PLAN

Effective January 1, 2008, the Company established a defined contribution 401(k) savings plan for its full time employees with a minimum of 90 days of service. Employees may contribute up to an amount as permitted by the Internal Revenue Service and the Plan. The Company may contribute a matching amount of a participant’s compensation. During the six months ended June 30, 2013 and 2012, the Company made contributions to the plan in the amount of $55,634 and $38,178 respectively.

NOTE 10. MEMBERS’ EQUITY

Earnings and losses are allocated to each member based on the member’s sharing percentage as defined in the membership agreement. Additionally voting rights are allocated under the same sharing percentage.

NOTE 11. CONCENTRATIONS

The Company does a significant amount of its total business with one customer. During the six months ended June 30, 2013 and 2012, the Company derived approximately 81% and 90% of its revenue from this customer. As of June 30, 2013, approximately 64% of accounts receivable was due from this customer.

NOTE 12. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Company is party to various claims incidental to its business. In the opinion of management, the ultimate resolution of such matters, individually and in the aggregate, are not expected to have a material adverse impact on the accompanying condensed consolidated financial statements.

NOTE 13. RELATED PARTY TRANSACTIONS

Effective April 15, 2012, the Company entered into a month-to-month lease with Brian Dick, the Company’s Chief Executive Officer, for a condominium located in Rogers, Arkansas to utilize for the Company’s employees during frequent business trips to the area. The monthly rent of $1,600 is payable in advance on the first day of each month. The lease may be terminated by either party with thirty days written notice.

11

QUEST RESOURCE MANAGEMENT GROUP, LLC

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 14. SUBSEQUENT EVENTS

Securities Purchase Agreement—Subsequent to June 30, 2013, our managing member, Quest Resource Group LLC (“QRG”), entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Infinity Resources Holdings Corp. (“Infinity”), pursuant to which Infinity acquired all of the issued and outstanding membership interests of Quest, held by QRG, comprising 50% of the membership interests of Quest (the “Quest Interests”). A wholly owned subsidiary of Infinity, Earth911, Inc. (“Earth911”), has held the remaining 50% of the membership interests of Quest for several years. Concurrently with the execution of the Securities Purchase Agreement, Infinity assigned the Quest Interests to Earth911 so that Earth911 now holds 100% of the issued and outstanding membership interests of Quest.

The purchase price for the Quest Interests consisted of the following: (i) 12,000,000 shares of Infinity common stock issued to Brian Dick, a 50% owner of QRG and Chief Executive Officer of Quest; (ii) 10,000,000 shares of Infinity common stock issued to Jeff Forte, a 50% owner of QRG and President of Quest; (iii) a convertible secured promissory note in the principal amount of $11,000,000 payable to Mr. Dick; and (iv) a convertible secured promissory note in the principal amount of $11,000,000 payable to Mr. Forte. The convertible secured promissory notes issued to each of Messrs. Dick and Forte (collectively, the “Notes”) are each secured by a first-priority security interest in a 25% membership interest held by Earth911 in Quest (comprising a total of 50% of the membership interests of Quest) (the “Collateral”), as set forth in security and membership interest pledge agreements, by and between Earth911 and each of Messrs. Dick and Forte (collectively, the “Security Agreements”).

The Securities Purchase Agreement provides that QRG and Messrs. Dick and Forte may not engage or become financially interested in any Competitive Business within the Restricted Territory (each as defined in the Securities Purchase Agreement) for a period of five years. The Securities Purchase Agreement also provides restrictions with respect to customers of Quest and non-solicitation of employees of Quest for a period of five years. The Securities Purchase Agreement further provides that if there is an event of default on the Notes, QRG and Messrs. Dick and Forte may compete with us and solicit customers, provided that they resign from all positions held with us.

12